UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waste Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! WASTE MANAGEMENT, INC. 800 CAPITOL STREET SUITE 3000 HOUSTON, TX 77002 WASTE MANAGEMENT, INC. 2022 Annual Meeting Vote by May 9, 2022 11:59 PM ET You invested in WASTE MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2022. Vote Virtually at the Meeting* May 10, 2022 11:00 a.m. CT Virtually at: www.virtualshareholdermeeting.com/WM2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73994-P66484 Get informed before you vote View the Combined Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73995-P66484 Against 1. Election of Directors Nominees: 1c. Victoria M. Holt 1a. James C. Fish, Jr. 1d. Kathleen M. Mazzarella 1b. Andrés R. Gluski 1e. Sean E. Menke 1f. William B. Plummer 1g. John C. Pope 1h. Maryrose T. Sylvester 1i. Thomas H. Weidemeyer 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2022. 3. Non-binding, advisory proposal to approve our executive compensation. 4. A stockholder proposal regarding a civil rights audit, if properly presented at the meeting. NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. For For For For For For For For For For For